                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      SLIPPERY ROCK FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

NOTICE OF ANNUAL
MEETING OF
SHAREHOLDERS AND
PROXY STATEMENT

SLIPPERY ROCK FINANCIAL CORPORATION
100 South Main Street
Slippery Rock, Pennsylvania 16057-1245

To be held April 16, 2002



                     Mailed to Shareholders March 29, 2002

                      SLIPPERY ROCK FINANCIAL CORPORATION
                             100 SOUTH MAIN STREET
                     SLIPPERY ROCK, PENNSYLVANIA 16057-1245
                                 (724) 794-2210

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    To the Shareholders:

      NOTICE IS HEREBY GIVEN that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of Slippery Rock Financial Corporation will be held at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on Tuesday, April 16, 2002, at 7:00 p.m., prevailing time, for the purpose of considering and voting on the following matters:

      1. Election of four directors for a term of three years.

      2. Such other business as may properly come before the meeting or any adjournment thereof.

      Only those shareholders of record at the close of business on March 8, 2002 shall be entitled to receive notice of and to vote at the meeting. A Proxy Statement, a form of proxy and self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.

      This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.

                                                     /s/ Dale R. Wimer
                                                       Dale R. Wimer
                                                         Secretary

Slippery Rock, Pennsylvania
March 29, 2002

                                PROXY STATEMENT

                                 INTRODUCTION

  The Proxy Statement and enclosed proxy are being mailed to the shareholders of Slippery Rock Financial Corporation (the "Corporation"), on or about March 29, 2002, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Shareholders to be held on April 16, 2002, at 7:00 p.m., prevailing time, at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057 ("Annual Meeting"). Proxies may be revoked at will at any time before they have been exercised by filing with the Secretary of the Corporation an instrument of revocation, by submitting a duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

  The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telegraph. Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.

  The Corporation's Annual Report for the year ended December 31, 2001, is enclosed with this Proxy Statement. It should not be regarded as proxy solicitation material.

                               VOTING SECURITIES

  As of the close of business on March 8, 2002 (the "Record Date"), there were outstanding 2,775,435 shares of Common Stock of the Corporation ("Common Stock"), the only class of capital stock of the Corporation outstanding and entitled to vote. Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote for each such share held.

             BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

  There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.

                                    Amount and
                                     Nature of      Percent
Name of Beneficial Owner          Ownership(1)(2)   of Class
------------------------          ---------------   --------
John W. Conway
 Slippery Rock, Pennsylvania           97,080(3)       3.5%

Grady W. Cooper
 St. Cloud, Florida                   382,050(3)      13.6%

Robert M. Greenberger
 Butler, Pennsylvania                   9,964            *

Robert E. Gregg
 Grove City, Pennsylvania              12,911(3)(4)      *

William D. Kingery
 New Wilmington, Pennsylvania           8,862(3)         *

Brenda K. McBride
 Grove City, Pennsylvania               2,000(3)         *

Thomas D. McClymonds
 Portersville, Pennsylvania             7,597            *

Scott A. McDowell
 Slippery Rock, Pennsylvania            2,878(3)         *

S. P. Snyder
 Slippery Rock, Pennsylvania           42,502(3)       1.5%

William C. Sonntag
 Slippery Rock, Pennsylvania           24,319(5)         *

Charles C. Stoops, Jr.
 Pittsburgh, Pennsylvania              89,416(3)       3.2%

Norman P. Sundell
 Slippery Rock, Pennsylvania           12,244(3)(4)      *

Kenneth D. Wimer
 Grove City, Pennsylvania              35,784(3)       1.3%

Officers, Directors and Nominees
 for Directors as a Group(6)          763,125(5)      27.2%

--------
*Less than l%

(l) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission ("SEC") and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Information furnished by the Directors and Officers and the Corporation.

(3) Includes shares of Common Stock which may be acquired within 60 days by exercise of stock options granted pursuant to the Non-Employee Directors Stock Option Plan approved in 1997. Shares of Common Stock which are subject to stock options are deemed to be outstanding for computing the percentage of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person. The number of such shares included above are as follows:

   Mr. Snyder, 1,600 shares; Mr. K. Wimer, 3,200 shares; Mr. Sundell, 2,600 shares; Mr. Gregg, 3,200 shares; Mr. Kingery, 3,200 shares; Mr. Conway, 2,000 shares; Mr. Cooper, 1,000 shares; Mr. Stoops, Jr., 2,000 shares; Ms. McBride, 1,000 shares; and Mr. McDowell, 1,000 shares.

(4) Includes voting power of attorney over 3,689 shares owned by members of Mr. Gregg's family and 332 shares for which Mr. Sundell holds a power of attorney.

(5) Includes 7,999 shares of Common Stock which may be acquired within sixty
    (60) days by exercise of stock options granted to Mr. Sonntag and 13,197 shares granted to officers as a group pursuant to the Employee Incentive Stock Option Plan approved in 1997.

(6) The group consists of 15 persons, as of the Record Date, being two officers of the Corporation, directors and nominees for director.

                          Principal Holders of Stock

  Except as set forth in the following table, no person is known to the Corporation's management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

                                               Common Stock
Name and Address of                         ------------------
Beneficial Owner                            Amount  Percentage
-------------------                         ------- ----------
Grady W. Cooper
 St. Cloud, Florida 34769                   382,050    13.6%

                             ELECTION OF DIRECTORS

  The Corporation's Articles of Incorporation provide that there shall be three classes of directors as nearly equal in number as possible, each class being elected for a three-year term and only one class being elected each year beginning in 1993. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof. There shall be not less than five directors. The number of directors for 2002 has been set at 13.

  The Board of Directors has nominated Messrs. John W. Conway, William D. Kingery, Scott A. McDowell and Charles C. Stoops, Jr. for election as Class I directors for three-year terms to expire at the 2005 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. All Class I directors were elected by the shareholders at the 1999 Annual Meeting except Mr. McDowell who was appointed by the Board of Directors on July 17, 2001. The remaining nine directors will continue to serve in accordance with their prior election with the terms of the Class II and Class III directors expiring in 2003 and 2004, respectively.

  Each shareholder has one vote for each share registered in his or her name, and there are no cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below. Directors shall be elected by a plurality of votes cast at the meeting by holders of stock present and entitled to vote thereat. Votes marked "WITHHOLD AUTHORITY" in the election of directors are counted toward a quorum but have no effect on the outcome of the election.

  It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom is now a director of the Corporation and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The four persons receiving the highest number of votes for Class I directors will be elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

  In the following tables are set forth as to each of the nominees for election as Class I directors and as to each of the continuing Class II and Class III directors his or her age, principal occupation and business experience, the period during which he or she has served as a director of the Corporation, the Bank or an affiliate and other business relationships as of the Record Date. There are no family relationships between any of the persons listed below except Mr. Cooper and the Messrs. Wimer are first cousins.

                   Nominees for Election as Class I Directors
                              Terms Expire in 2005

                                                                Directorship
                                                                  in other
                                                     Director    Reporting
Name and Principal Occupation(1)                Age Since(2)(3)  Companies
--------------------------------                --- ----------- ------------
John W. Conway
 Vice Chairman, Retired, former Executive Vice
 President of the Bank                           77    1961         None

William D. Kingery
 Vice President and Treasurer, Springfield
 Restaurant Group                                48    1995         None

Scott A. McDowell
 Chief Financial Officer, Blair Strip Steel
 Company                                         36    2001         None

Charles C. Stoops, Jr.
 Retired, former General Tax Counsel, Rockwell
 International Corp.                             68    1984         None

       THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES TO BE ELECTED

                              Class III Directors
                              Terms Expire in 2004

                                                                   Directorship
                                                                     in other
                                                        Director    Reporting
Name and Principal Occupation(1)                   Age Since(2)(3)  Companies
--------------------------------                   --- ----------- ------------
Grady W. Cooper
 Chairman of the Board, retired, former President
 of Cooper Brothers, Inc. Building Supplies         79    1966         None

Robert E. Gregg
 Partner, Spring Meadows Farms                      60    1987         None

Thomas D. McClymonds
 Vice President, Dale McClymonds, Inc.              49    2001         None

S. P. Snyder
 Retired, former Owner and Partner, Snyder Bus
 Company                                            69    1966         None

Kenneth D. Wimer
 Retired, former Manager, Cooper Brothers, Inc.
 Building Supplies                                  75    1971         None

                              Class II Directors
                             Terms Expire in 2003

                                                                Directorship
                                                                  in other
                                                     Director    Reporting
Name and Principal Occupation(1)                Age Since(2)(3)  Companies
--------------------------------                --- ----------- ------------
Robert M. Greenberger
 Owner and President, Harry Products, Inc.,
 parent firm of Warehouse Sales and Trader
 Horn, Retail Sales                              65    1995         None

Brenda K. McBride
 Attorney-At-Law, McBride & McBride, P.C.        48    2001         None

William C. Sonntag
 President and Chief Executive Officer of the
 Corporation and Bank                            53    1989         None

Norman P. Sundell
 Vice Chairman of the Board, Partner, Sundell
 Auto Specialties                                58    1987         None

--------
(l) All directors and nominees have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years, except for Scott A. McDowell who was the Controller for SATEC for two of the past five years.

(2) Reflects the earlier of the first year as a director of the Corporation or The First National Bank of Slippery Rock ("Bank").

(3) All incumbent directors were elected by the shareholders except Ms. McBride who was appointed by the Board of Directors on August 21, 2001 and Messrs. McClymonds and McDowell who were appointed by the Board of Directors on July 17, 2001.

Board Meetings and Committees

  The Board of Directors of the Corporation has various committees including a Personnel and Salary Committee and an Audit Committee. During the year 2001 the Board of Directors of the Corporation held 6 meetings and the Board of Directors of the Bank held 12 meetings. The Audit Committee held 10 meetings. The Audit Committees of the Corporation and the Bank comprise the same persons, and all meetings were jointly held. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of which he was a member, except Mr. Wimer who attended 73% of the meetings. The Loan Review Committee consists of Messrs. Gregg, McClymonds, Snyder and Sundell. The Committee met 4 times in 2001.

  The Corporation presently does not have a separate Nominating Committee. The Personnel and Salary Committee of the Bank, consisting of Messrs. Cooper, Greenberger, Kingery, Snyder, Stoops and Sundell met 3 times in 2001. Mr. Sonntag is ex-officio member of all committees except the Audit Committee.

                            AUDIT COMMITTEE REPORT

  The Audit Committee has reviewed and discussed audited financial statements with management and has discussed matters with independent auditors as required by Statement on Auditing Standards 61(2). The Audit Committee has received written disclosures and letters from independent auditors in accordance with Independence Standards Board Standard No. 1 and has reviewed the independence of the auditors with them. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

  At December 31, 2001, total audit fees (which included fees for quarterly review services) were approximately $43,377. In addition, fees for internal auditing services, tax preparation and auditing fees for bank information systems, trust and strategic planning totaled approximately $42,546.

  The Audit Committee has in place a charter which governs its operations and membership requirements. A copy of the charter was included as an appendix to Registrant's proxy statement for the 2001 meeting of shareholders. This charter has been approved and adopted by the Board of Directors. This charter is reviewed annually by the Committee and the Board of Directors.

  Members of the Audit Committee are independent in accordance with NASD listing requirements (NASD Rule 4200(a)(15)). They also constitute the Audit Committee of the Bank.

  Submitted by Messrs. Gregg, McDowell, Snyder and K.D. Wimer.

                            EXECUTIVE COMPENSATION

Compensation of Directors

  Directors were paid $1,200.00 for each Board meeting during the first six months and $1,400.00 during the last six months of 2001. A total of $172,800 was paid as Directors fees in 2001.

  On January 16, 2001, the Corporation adopted a Restricted Stock Plan for non-employee directors whereby they have the option of receiving director's fees in stock in lieu of cash. As of the date hereof, 1,054 shares of Common Stock have been issued pursuant to this plan.

  The Corporation has a Non-Employee Director Stock Option Plan which was approved by the Board of Directors and adopted by the Shareholders at the 1997 meeting. Options to purchase up to 72,000 shares of Common Stock may be granted to directors of the Corporation or any subsidiary who are not employees of the Corporation or a subsidiary. Under the terms of the Plan, a compensatory stock option to purchase 1,000 shares of Common Stock is automatically granted to each non-employee director as of September 30 of each year, beginning September 30, 1997 and ending on September 30, 2006. The option price is the fair market value per share of common stock on the date of the grant. All options are vested on the date of the grant, but none shall be exercisable after the expiration of 10 years from the date of the grant. Information with respect to the number of options held by directors is set forth under "Beneficial Ownership by Certain Persons and Management".

Executive Compensation

  The following persons are considered to be Executive Officers of the Corporation by virtue of their position with the Corporation or the Bank.

 Name               Age            Position              Business Experience(1)
 ----               ---            --------              ----------------------
 William C. Sonntag  53 President and Chief Executive
                        Officer of the Corporation and
                        the Bank

 Mark A. Volponi     40 Treasurer of the Corporation
                        and Vice President and
                        Controller of the Bank

 Dale R. Wimer       56 Secretary of the Corporation
                        and Executive Vice President
                        and Secretary of the Bank

--------
(l) Each of the above persons has held an executive position with the Corporation or the Bank for the past five years.

  The following table sets forth the cash compensation paid or to be paid by the Bank during 2001 to Mr. Sonntag, the Chief Executive Officer. No other officer's compensation exceeded $100,000. The Corporation paid no salaries or benefits except for the Non-Employee Director Stock Option Plan and the Employees Incentive Stock Option Plan referred to above.

                          SUMMARY COMPENSATION TABLE
                           Annual Compensation(1)(2)

                                            Number of
Name and Principal                          All Stock   Other Annual
Position              Year  Salary   Bonus  Options(4) Compensation(4)
------------------    ---- -------- ------- ---------- ---------------
William C. Sonntag,   2001 $119,496 $36,412   6,000          --
 President and Chief  2000 $109,500 $33,054   8,000          --
 Executive Officer(3) 1999 $101,508 $31,198   4,000          --

--------
(l) Information with respect to group life, health, hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or Directors and are available generally to all salaried employees.

(2) Information with respect to the Bank's Employees Retirement Plan is not included as it is a fixed benefit plan available to all salaried employees on the same terms and conditions.

(3) Does not include amounts attributable to miscellaneous benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 2001 did not exceed the lesser of $50,000 or 10% of Mr. Sonntag's total salary and bonus.

(4) The Corporation has no restricted stock or other long-term incentive plans for employees. The Board of Directors approved an Employees Incentive Stock Option Plan which was approved and adopted by Shareholders at the 1997 meeting. Information with respect to grants made pursuant to this plan is set forth below.

Compensation Committee Reports on Executive Compensation

  The Personnel and Salary Committee of the Bank, acting as a compensation committee, has the responsibility to recommend to the Bank's Board of Directors the compensation of the Chief Executive Officer and other persons who are deemed to be principal officers of the Bank. The Corporation pays no salaries. The Committee also evaluates performance of management and considers management's success, planning and related matters. The Committee reviews with the Bank's Board of Directors all aspects of the compensation of the highest paid officers, including stock option grants.

  A salary plan is reviewed for consistency with industry peer group surveys. The peer group consists of banks within the area of similar assets, size and additional banks elsewhere within the same asset range. Judgments are made with respect to the value contributed to the Corporation and the Bank by the various officer's positions, including the Chief Executive Officer. Individual salary levels and option awards are based on relative importance of the job, individual performance of each officer in those positions and the contribution that person has made to the Corporation during the year.

  As a result of these reviews, salary increases and option grants are determined by the Board of Directors. Management of the Bank determines salary and increases for all other officers and employees based upon performance.

  Submitted by Messrs. Cooper, Greenberger, Kingery, Snyder, Stoops and
Sundell.

                        COMPENSATION ACCORDING TO PLANS

Retirement Plan

  All eligible employees of the Bank are covered by a Defined Benefit Pension Plan (the "Plan"). The Plan is a non-contributory, defined benefit pension plan which provides a normal retirement benefit based upon each participant's years of service with the Bank and the participant's average monthly compensation, which is defined as the compensation converted to a monthly amount and averaged over five (5) consecutive calendar years which produce the highest monthly average within the last ten (10) completed years of service.

  Benefits are equal to 35% of average monthly compensation plus 22% of average monthly compensation in excess of one-twelfth (1/12) of covered compensation. "Covered Compensation" is defined as a 35 year average of the Social Security Taxable Wage Basis in effect for each calendar year ending with the last day of each calendar year in which a participant reaches normal retirement age. Employees are fully vested after five or more years of service. Actuarial equivalent benefits will be paid upon early retirement, death or disability. An employee will receive his or her vested portion if employment is terminated for any other reason. Employees are eligible at age 21 years and completion of one (1) year of service. Directors are not entitled to benefits under the Retirement Plan unless they are also active employees of the Bank. The following table sets forth the estimated annual benefits payable to an employee retiring in 2001 under the Plan reflecting applicable limitations under Federal tax laws.

                                  Years of Service at Retirement
Average Annual         --------------------------------------------------------------------------------
 Compensation            10                    20                    30                    40
--------------         -------               -------               -------               -------
   $ 20,000            $ 2,800               $ 5,600               $ 7,000               $ 7,000
   $ 40,000            $ 5,600               $11,200               $14,000               $14,000
   $ 60,000            $ 8,400               $16,800               $21,000               $21,000
   $ 80,000            $12,559               $25,117               $31,397               $31,397
   $100,000            $17,119               $34,237               $42,797               $42,797
   $120,000            $21,679               $43,357               $54,197               $54,197
   $140,000            $26,239               $52,477               $65,597               $65,597

  As of December 31, 2001, Mr. Sonntag had been credited with 26 years of service for purposes of the retirement plan. The approximate accrued benefit at age 65 (or retirement if later) based on years of credited service is $43,648.98 for Mr. Sonntag. Covered compensation is based on salary shown in the Summary Compensation Table.

401(k) Savings Plan

  Employees who have reached age 21 and completed one (1) year of service (1,000 hours) are eligible to participate in the Bank's 401(k) Savings Plan. This is a participant salary reduction plan wherein a participant may elect to have a percentage of his or her salary (up to maximum legal limits) reduced. Such amounts are immediately fully vested. The Bank makes an annual matching contribution equal to a percentage of salary reduction. Currently, the maximum matching contribution is 2% of salary.

  Employer contributions are fully vested after five years of eligible service.

  Investment gains and losses are allocated on the last day of the Plan year (December 31) as follows:

                     Market Value of
  Employee's Share = Employee's Account      x Net gain or loss to be allocated
                     ----------------------
                     Market Value of all
                     Participant's Accounts

  A participant is entitled to receive 100% of his or her account balance at normal retirement (later of age 65 or 10th anniversary of participation). Payments are also made on early retirement, late retirement, death or disability. Only the vested portion is paid on termination for any other cause.

                        STOCKHOLDERS RETURN PERFORMANCE

  Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of S&P 500 Total Return Stock Index and Peer Group Index for the five years beginning January 1, 1997 and ending December 31, 2001. Each assumes an investment of $100 on December 31, 1996 and retention of dividends when paid.

                             [CHART APPEARS HERE]

                                    Value at December 31,
                  ---------------------------------------------------------
                   1996      1997      1998      1999      2000      2001
                   ----      ----      ----      ----      ----      ----
Corporation(1)    $100.00   $110.39   $126.28   $125.89   $ 91.44   $110.06
S&P 500(2)        $100.00   $133.37   $171.44   $207.52   $188.62   $166.22
Peer Group(2)     $100.00   $148.27   $169.91   $145.74   $132.21   $160.94

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information concerning the grant of stock options to Mr. Sonntag during fiscal 2001.

                               Percent of
                                 Total
                                Options     Exercise
                     Options   Granted to    Price     Expiration
Name                Granted(#) Employees  ($/Share)(1)    Date
----                ---------- ---------- ------------ ----------
William C. Sonntag    6,000      19.90%      $14.14     9/30/11

--------
(1) Based upon a market value of $14.14 per share on September 30, 2001.

                      AGGREGATED OPTION EXERCISES IN LAST
                    FISCAL YEAR AND YEAR END OPTION VALUES

  The following table sets forth certain information concerning exercise of stock options granted pursuant to the Employees Incentive Stock Option Plan by Mr. Sonntag during the year ended December 31, 2001 and options held at December 31, 2001.

                                           Number of Unexercised        Value of Unexercised
                      Shares                Options at 12/31/01          Options at 12/31/01
                     Acquired    Value   ------------------------- -------------------------------
Name                on Exercise Realized Exercisable Unexercisable Exercisable(1) Unexercisable(1)
----                ----------- -------- ----------- ------------- -------------- ----------------
William C. Sonntag        0         0       7,999       18,001            0            $5,024

--------
(1) Based upon a market value of $16.00 per share on December 31, 2001.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Exchange Act requires the Corporation's officers, directors and persons owning more than 10% of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Except as set forth above in "Principal Holders of Stock", the Corporation knows of no person who owned 10% or more of its Common Stock.

  Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 2001 all Section 16(a) filing requirements were complied with in a timely manner.

                         TRANSACTIONS WITH MANAGEMENT

  Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 2001. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

                                   AUDITORS

  S. R. Snodgrass, A.C. has audited the Corporation's financial statements for the fiscal year ended December 31, 2001, and the report on such financial statements appears in the Annual Report to Shareholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 2002.

                             FINANCIAL INFORMATION

  A copy of the Corporation's Annual Report to Shareholders for the year ended December 31, 2001 accompanies this Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials.

  REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR ANY OF ITS SUBSIDIARIES--ANNUAL OR QUARTERLY REPORTS, FORMS 10-K AND 10-Q AND CALL REPORTS AND A LIST OF EXHIBITS--SHOULD BE DIRECTED TO MARK A. VOLPONI, TREASURER, 100 SOUTH MAIN STREET, SLIPPERY ROCK, PA 16057-1245, TELEPHONE
(724) 794-2210. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL ALSO FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-K.

                SHAREHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

  Any eligible shareholder desiring to present a proposal pursuant to Rule 14a-8 promulgated by the SEC to be considered at the 2003 Annual Meeting of Shareholders should submit the proposal in writing to: William C. Sonntag, President, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA 16057-1245 no later than November 30, 2002. A shareholder wishing to submit a proposal other than pursuant to Rule 14a-8 must notify the Corporation no later than February 13, 2003. In the absence of timely notice, management will exercise its discretionary power in voting on any such matter.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

                                          By Order of the Board of Directors,

                                                    /s/ Dale R. Wimer
                                          ___________________________________
                                                      Dale R. Wimer
                                                        Secretary

                     SLIPPERY ROCK FINANCIAL CORPORATION
                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
    This Proxy Is Solicited by the Board of Directors and may be revoked prior to exercise
                       Annual Meeting of Shareholders
                          April 16, 2002--7:00 P.M.
                   Place: Slippery Rock Township Building

   The undersigned shareholder(s) of SLIPPERY ROCK FINANCIAL CORPORATION, Slippery Rock, Pennsylvania (the "Corporation") do(es) hereby appoint Gerald E. Campbell and Terry D. Dambaugh, or either one of them my
   (our) true attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of the Corporation standing in my (our) name(s) on its books on March 8, 2002 at the Annual Meeting of Shareholders of the Corporation to be held at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on April 16, 2002, at 7:00 p.m. or any adjournment or postponement thereof as follows:

   This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) hereby authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I
   (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of the Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 29, 2002.

                THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
            PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

   -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\
                         [GRAPHIC, MAP AND DIRECTIONS]

                                                                 WILL ATTEND [ ]

Mark an "X" in the box below to indicate your vote.

                                                                                  FOR                      WITHHOLD AUTHORITY
1.  Election of Class III Directors for a three year term              all nominees listed below            to vote for all
    SPECIAL INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE                   (Except as marked to               nominees listed
    FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE THROUGH                     the contrary below)                    below
    THE NOMINEE'S NAME(S) BELOW.                                                   [ ]                             [ ]

    Class III Director for Term Expiring in 2004
    John W. Conway              William D. Kingery
    Charles C. Stoops, Jr.      Scott A. McDowell

2. In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

    IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED                    Number of Shares
    IN FAVOR OF ITEM 1 AND IN ACCORDANCE WITH THE RECOMMENDATION OF                              held of record
    MANAGEMENT WITH RESPECT TO ITEM 2.                                                           as of March 8, 2002:

                                                                                                 --------------------
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE
    REVOKED AT ANY TIME PRIOR TO EXERCISE.

    If planning on attending the meeting in person, please indicate in the box in the right hand corner above.

Signature of Shareholder                              Signature of Shareholder                               Dated:
                        ----------------------------                          ----------------------------         ----------------
Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.

                     FOLD AND DETACH INSTRUCTION CARD HERE
         PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ADDRESSED ENVELOPE
                               Annual Meeting of
                                Shareholders of

                      SLIPPERY ROCK FINANCIAL CORPORATION

                                 April 16, 2002
                                       at
                        Slippery Rock Township Building
                               155 Branchton Road
                          Slippery Rock, Pennsylvania
                                  at 7:00 P.M.

--------------------------------------------------------------------------------